UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 7, 2025
SONOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38603	03-0479476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Coromar Drive
Santa Barbara, California 93117
(Address of principal executive offices, including zip code)
(805) 965-3001
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SONO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2025, the board of directors (the “Board”) of Sonos, Inc. (“Sonos” or the “Company”) appointed Hugo Barra to the Board, effective immediately. Mr. Barra was appointed as a Class III director for a term expiring at the 2027 Annual Meeting of Stockholders or until his successor is duly elected or qualified. Mr. Barra has not been appointed to any committees of the Board at this time.

There is no arrangement or understanding between Mr. Barra and any other person pursuant to which he was appointed as a director. There are no transactions in which Mr. Barra has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Board affirmatively determined that Mr. Barra is independent within the meaning of Nasdaq Listing Standards.

Mr. Barra will receive the standard compensation available to the Company’s non-employee directors, which is discussed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 27, 2025. The Company will also enter into its standard form of indemnification agreement with Mr. Barra.

In addition, on April 7, 2025, Michelangelo Volpi informed the Board of his resignation as a member of the Board and of the Nominating and Corporate Governance Committee of the Board, effective immediately. There were no disagreements with the Company on any matter relating to the Company’s operations, policies or practices that led to Mr. Volpi’s resignation.

Item 7.01 Regulation FD Disclosure.

On April 10, 2025, Sonos issued a press release announcing the appointment of Mr. Barra and the resignation of Mr. Volpi. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.
99.1	Press release dated April 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOS, INC.

Date: April 10, 2025	By:	/s/ Eddie Lazarus
Eddie Lazarus Chief Legal and Strategy Officer